Supplement to the Strategic Advisers® Core Income Fund April 29, 2023 Prospectus
The following information replaces similar information found in the "Fund Summary" section under the "Principal Investment Strategies" heading.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, forward contracts, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure (including through hedging) and/or to create and adjust the fund's investment exposure.
The following information replaces similar information found in the "Fund Summary" section under the "Investment Adviser" heading.
Strategic Advisers (the Adviser) is the fund's manager. BlackRock Investment Management, LLC, FIAM LLC, J.P. Morgan Investment Management Inc., Pacific Investment Management Company LLC, PGIM, Inc., and TCW Investment Management LLC have been retained to serve as sub-advisers for the fund.
The following information replaces similar information found in the "Fund Basics" section under the "Principal Investment Strategies" heading.
The fund may engage in transactions that have a leveraging effect, including investments in derivatives, regardless of whether it may own the asset, instrument, currency, or components of the index underlying the derivative, and forward-settling securities. The fund may invest a significant portion of its assets in these types of investments. As a result, the fund's investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), forward contracts (including forward foreign currency exchange contracts for hedging and non-hedging purposes), and futures contracts (both long and short positions) on securities, other instruments, indexes, or currencies. The fund may engage in these transactions to increase or decrease its exposure to changing security prices, interest rates, credit qualities, foreign exchange rates, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, currency, or index.
The following information replaces similar information found in the "Fund Basics" section under the "Description of Principal Security Types" heading.
Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection). Currency-related derivatives, in particular, include foreign exchange (FX) transactions such as spot FX trades, FX forwards, non-deliverable forwards, and cross-currency FX trades.
Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period. Forward-settling securities include "to be announced" securities, which usually are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis.
The following information supplements information found in the "Fund Management" section under the "Sub-Adviser(s)" heading.
Pacific Investment Management Co LLC (PIMCO), at 650 Newport Center Drive, Newport Beach, California 92660, has been retained to serve as a sub-adviser for the fund. As of March 31, 2023, PIMCO had approximately $1.80 trillion in assets under management.
The following information supplements information found in the "Fund Management" section under the "Advisory Fee(s)" heading.
The basis for the Board of Trustees approving the sub-advisory agreement for PIMCO for the fund will be included in the fund's annual report for the fiscal period ending February 29, 2024, when available.
SSC-PSTK-0124-112 1.924229.112	January 2, 2024